MONTHLY STATEMENT
                  ---------------------------------------------

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-1

                  ---------------------------------------------

      Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000 (as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-1 Certificates with respect to the Distribution Date occurring on January 18, 2005,and with respect to the performance of the Trust during the month of December is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)    Information  Regarding  the Current  Monthly  Distribution  for the Series
      2000-1 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

      (1)   The  total  amount  distributed  to Class A  Certificateholders  per
            $1,000 original certificate principal amount                                $1,006.241667

      (2)   The  amount  set  forth  in  A(1)  above   distributed  to  Class  A
            Certificateholders  with  respect to  interest  per $1,000  original
            certificate principal amount                                                    $6.241667

      (3)   The  amount  set  forth  in  A(1)  above   distributed  to  Class  A
            Certificateholders  with  respect to principal  per $1,000  original
            certificate principal amount                                                $1,000.000000

      (4)   The  total  amount  distributed  to Class B  Certificateholders  per
            $1,000 original certificate principal amount                                    $2.722361

      (5)   The  amount  set  forth  in  A(4)  above   distributed  to  Class  B
            Certificateholders  with  respect to  interest  per $1,000  original
            certificate principal amount                                                    $2.722361

      (6)   The  amount  set  forth  in  A(4)  above   distributed  to  Class  B
            Certificateholders  with  respect to principal  per $1,000  original
            certificate principal amount                                                    $0.000000

B)    Information Regarding the Performance of the Trust

      (1)   Allocation  of   Receivables   Collections   to  the  Series  2000-1
            Certificates

            (a)   The aggregate amount of Finance Charge  Receivables  collected
                  during  the   Monthly   Period   immediately   preceding   the
                  Distribution Date                                                    $60,731,959.67

            (b)   The aggregate amount of Interchange collected and allocated to the Trust for the Monthly  Period  immediately  preceding  the
                  Distribution Date                                                     $6,420,045.44

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       January 18, 2005 Distribution Date

                        ---------------------------------

            (c)   The aggregate amount of Principal Receivables collected during
                  the Monthly Period immediately preceding the Distribution Date      $419,809,471.38


            (d)   The Floating Allocation  Percentage with respect to the Series
                  2000-1   Certificates  for  the  Monthly  Period   immediately
                  preceding the Distribution Date                                            3.324034%

            (e)   The Principal Allocation Percentage with respect to the Series
                  2000-1   Certificates  for  the  Monthly  Period   immediately
                  preceding the Distribution Date                                           11.506272%

            (f)   The Finance Charge  Receivables and Interchange  collected and allocated to the Series  2000-1  Certificates  for the Monthly
                  Period immediately preceding the Distribution Date                    $2,232,155.63

            (g)   The  Principal  Receivables  collected  and  allocated  to the
                  Series 2000-1  Certificates for the Monthly Period immediately
                  preceding the Distribution Date                                      $48,304,421.04

      (2)   Available  Finance  Charge  Collections  and  Reallocated  Principal
            Collections for Series 2000-1 for the Monthly Period immediately preceding the Distribution Date.

            (a)   The Finance Charge  Receivables and Interchange  collected and
                  allocated to the Series 2000-1 Certificates                           $2,232,155.63

            (b)   Collection  Account and  Special  Funding  Account  investment
                  earnings allocated to the Series 2000-1 Certificates                          $0.00

            (c)   Principal Funding Account Investment Proceeds                           $648,514.59

            (d)   Class A Reserve Draw Amount                                           $1,681,707.63

            (e)   Class B Reserve Draw Amount                                                   $0.00

            (f)   Additional  Finance Charges from other Series allocated to the
                  Series 2000-1 Certificates                                              $277,257.25

            (g)   Payments,  if any,  on  deposit as of the  Determination  Date
                  received from any Interest Rate Protection Agreements                         $0.00

            (h)   Reallocated Class D Principal Collections                                     $0.00

            (i)   Reallocated Collateral Principal Collections                                  $0.00

            (j)   Reallocated Class B Principal Collections                                     $0.00

            (k)   Total  Available  Finance Charge  Collections  and Reallocated
                  Principal  Collections  for Series  2000-1 (total of (a), (b),
                  (c), (d), (e), (f), (g), (h), (i) and (j) above)                      $4,839,635.10

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       January 18, 2005 Distribution Date

                        ---------------------------------

      (3)   Available  Principal  Collections  for Series 2000-1 for the Monthly
            Period immediately preceding the Distribution Date

            (a)   The  Principal  Receivables  collected  and  allocated  to the
                  Series 2000-1 Certificates                                           $48,304,421.04

            (b)   Shared  Principal  Collections  from other Series allocated to
                  the Series 2000-1 Certificates                                                $0.00

            (c)   Additional  amounts  to  be  treated  as  Available  Principal
                  Collections pursuant to the Series Supplement                           $933,827.19

            (d)   Reallocated Class D Principal Collections                                     $0.00

            (e)   Reallocated Collateral Principal Collections                                  $0.00

            (f)   Reallocated Class B Principal Collections                                     $0.00

            (g)   Available  Principal  Collections  for Series 2000-1 (total of
                  (a), (b) and (c) minus (d), (e) and (f) above)                       $49,238,248.23

      (4)   Delinquent Balances in the Trust

            The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

            (a)   31-60 days                                                              $88,021,964
            (b)   61-90 days                                                               69,070,820
            (c)   91 or more days                                                         131,420,129
                                                                                         ------------
            (d)   Total Delinquencies                                                    $288,512,913

      (5)   Defaulted Amount

            (a)   The aggregate amount of Defaulted  Receivables with respect to the Trust for the Monthly  Period  immediately  preceding  the
                  Distribution Date                                                    $33,982,671.99

            (b)   The aggregate  Amount of  Recoveries of Defaulted  Receivables processed during the Monthly Period immediately  preceding the
                  Distribution Date                                                     $5,889,483.98

            (c)   The  Defaulted  Amount  for  the  Monthly  Period  immediately preceding the Distribution  Date [Defaulted  Receivables minus
                  Recoveries]                                                          $28,093,188.01

            (d)   The  Defaulted  Amount  for  the  Monthly  Period  immediately preceding the Distribution Date allocable to the Series 2000-1
                  Certificates (the "Series 2000-1 Defaulted Amount")                     $933,827.19

            (e)   The Class A Defaulted  Amount [Series 2000-1  Defaulted Amount
                  multiplied by the Class A Percentage]                                   $287,331.44

            (f)   The Class B Defaulted  Amount [Series 2000-1  Defaulted Amount
                  multiplied by the Class B Percentage]                                   $290,923.08

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       January 18, 2005 Distribution Date

                        ---------------------------------

      (6)   Class A Charge-Offs

            (a)   The excess,  if any, of the Class A Defaulted  Amount over the sum of (i) Available  Finance  Charge  Collections  applied to such Class A  Defaulted  Amount,  (ii)  Reallocated  Principal
                  Collections  applied to such Class A Defaulted  Amount,  (iii)
                  the  amount  by which  the Class D  Invested  Amount  has been reduced in respect of such Class A Defaulted Amount,  (iv) the amount  by  which  the  Collateral  Invested  Amount  has been reduced in respect  of such Class A  Defaulted  Amount and (v)
                  the  amount  by which  the Class B  Invested  Amount  has been reduced in respect of such Class A Defaulted  Amount (a "Class
                  A Charge-Off")                                                                $0.00

            (b)   The  amount of the Class A  Charge-Off  set forth in item 6(a)
                  above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each
                  Class A Certificateholder's investment)                                   $0.000000

            (c)   The  total  amount  reimbursed  on the  Distribution  Date  in
                  respect of Class A Charge-Offs for prior Distribution Dates                   $0.00


            (d)   The amount  set forth in item 6(c)  above per $1,000  original certificate  principal  amount  (which will have the effect of
                  increasing,   pro   rata,   the   amount   of  each   Class  A
                  Certificateholder's investment)                                          $0.0000000

            (e)   The amount, if any, by which the outstanding principal balance of the  Class A  Certificates  exceeds  the  Class A  Invested
                  Amount  if any,  as of the  Distribution  Date,  after  giving effect to all deposits,  withdrawals and distributions on such
                  Distribution Date                                                             $0.00

      (7)   Class B Charge-Offs

            (a)   The excess,  if any, of the Class B Defaulted  Amount over the sum of (i) Available  Finance  Charge  Collections  applied to such  Class  B  Defaulted  Amount,  (ii)  Reallocated  Class D
                  Principal  Collections  applied  to  such  Class  B  Defaulted
                  Amount,  (iii) Reallocated  Collateral  Principal  Collections
                  applied to such Class B Defaulted  Amount,  (iv) the amount by which the Class D Invested  Amount has been reduced in respect of such Class B  Defaulted  Amount and (v) the amount by which the Collateral  Invested Amount has been reduced in respect of
                  such Class B Defaulted Amount                                                 $0.00

            (b)   The  amount  by which  the Class B  Invested  Amount  has been reduced on the  Distribution  Date in  respect of  Reallocated
                  Class B Principal Collections                                                 $0.00

            (c)   The  amount  by which  the Class B  Invested  Amount  has been reduced  on the  Distribution  Date in  respect  of item  6(a)
                  (together with item 7(a), "Class B Charge-Offs")                              $0.00

            (d)   The total amount by which the Class B Invested Amount has been reduced on the  Distribution  Date as set forth in items 7(a),
                  (b) and (c)                                                                   $0.00

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       January 18, 2005 Distribution Date

                        ---------------------------------

            (e)   The amount  set forth in item 7(d)  above per $1,000  original certificate  principal  amount  (which will have the effect of
                  reducing,   pro   rata,   the   amount   of   each   Class   B
                  Certificateholder's investment)                                           $0.000000

            (f)   The  total  amount  reimbursed  on the  Distribution  Date  in respect of reductions in the Class B Invested  Amount on prior
                  Distribution Dates                                                            $0.00

            (g)   The amount  set forth in item 7(f)  above per $1,000  original certificate  principal  amount  (which will have the effect of
                  increasing,   pro   rata,   the   amount   of  each   Class  B
                  Certificateholder's investment)                                           $0.000000

            (h)   The amount, if any, by which the outstanding principal balance of the  Class B  Certificates  exceeds  the  Class B  Invested
                  Amount  if any,  as of the  Distribution  Date,  after  giving effect to all deposits,  withdrawals and distributions on such
                  Distribution Date                                                             $0.00

      (8)   Reductions in the Collateral Interest

            (a)   The excess,  if any, of the Collateral  Defaulted  Amount over the sum of (i) Available Finance Charge Collections applied to such Collateral  Defaulted  Amount,  (ii) Reallocated  Class D
                  Principal  Collections  applied to such  Colla$0.00  Defaulted
                  Amount  and  (iii) the  amount  by which the Class D  Invested
                  Amount  has  been  reduced  in  respect  of  such   Collateral
                  Defaulted Amount                                                              $0.00

            (b)   The amount by which the  Collateral  Invested  Amount has been reduced on the  Distribution  Date in  respect of  Reallocated
                  Collateral Principal Collections                                              $0.00

            (c)   The amount by which the  Collateral  Invested  Amount has been reduced on the Distribution  Date in respect of items 6(a) and
                  7(a) above                                                                    $0.00

            (d)   The total amount by which the Collateral  Invested  Amount has been  reduced on the  Distribution  Date as set forth in items
                  8(a), (b) and (c)                                                             $0.00

            (e)   The  total  amount  reimbursed  on the  Distribution  Date  in respect of reductions  in the  Collateral  Invested  Amount on
                  prior Distribution Dates                                                      $0.00

            (f)   The amount, if any, by which the outstanding principal balance of the Collateral  Interest  exceeds the  Collateral  Invested
                  Amount,  if any, as of the  Distribution  Date,  after  giving effect to all deposits,  withdrawals and  distributions on the
                  Distribution Date                                                             $0.00

      (9)   Reductions in the Class D Interest

            (a)   The  excess,  if any,  of the Class D  Defaulted  Amount  over
                  Available Finance Charge  Collections  applied to such Class D
                  Defaulted Amount                                                              $0.00

            (b)   The  amount  by which  the Class D  Invested  Amount  has been reduced on the  Distribution  Date in  respect of  Reallocated
                  Principal Collections                                                         $0.00

            (c)   The  amount  by which  the Class D  Invested  Amount  has been reduced on the  Distribution  Date in  respect of items  6(a),
                  7(a) and 8 (a) above                                                          $0.00

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       January 18, 2005 Distribution Date

                        ---------------------------------

            (d)   The total amount by which the Class D Invested Amount has been reduced on the  Distribution  Date as set forth in items 9(a),
                  (b) and (c)                                                                   $0.00

            (e)   The  total  amount  reimbursed  on the  Distribution  Date  in respect of reductions in the Class D Invested  Amount on prior
                  Distribution Dates                                                            $0.00

            (f)   The amount, if any, by which the outstanding principal balance of the Class D Interest  exceeds the Class D Invested  Amount, if any, as of the  Distribution  Date,  after giving effect to all deposits,  withdrawals and  distributions the Distribution
                  Date                                                                          $0.00

      (10)  Investor Monthly Servicing Fee

            (a)   The amount of the Series 2000-1 Monthly  Servicing Fee payable
                  to the Servicer on the Distribution Date                                $221,180.56

      (11)  Class A Monthly Interest

            (a)   Class A Monthly Interest payable on the Distribution Date             $2,621,500.00


      (12)  Class B Monthly Interest

            (a)   Class B Monthly Interest payable on the Distribution Date               $128,631.56

      (13)  Principal Funding Account Amount

            (a)   The amount on deposit in the Principal  Funding Account on the
                  Distribution  Date,  after  giving  effect  to  all  deposits,
                  withdrawals and distributions on such Distribution Date                       $0.00

            (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in May 2004 (The initial funding date for the Principal Funding
                  Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

      (14)  Deficit Controlled Accumulation Amount

            The  Deficit  Controlled  Accumulation  Amount for the  Distribution
            Date,   after  giving  effect  to  all  deposits,   withdrawals  and
            distributions on such Distribution Date                                             $0.00

      (15)  Class A Reserve Account

            (a)   The amount on  deposit  in the Class A Reserve  Account on the
                  Distribution  Date,  after  giving  effect  to  all  deposits, withdrawals and  distributions on such  Distribution  Date and
                  the related Transfer Date                                                     $0.00

            (b)   The Class A Required Reserve Account Amount                                   $0.00

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       January 18, 2005 Distribution Date

                        ---------------------------------

      (16)  Class B Reserve Account

            (a)   The amount on  deposit  in the Class B Reserve  Account on the
                  Distribution  Date,  after  giving  effect  to  all  deposits, withdrawals and  distributions on such  Distribution  Date and
                  the related Transfer Date                                               $118,125.00

            (b)   The Class B Required Reserve Account Amount                             $118,125.00

C)    Class A Invested Amount

      (1)   The Class A Initial Invested Amount                                       $420,000,000.00

      (2)   The Class A Invested Amount on the  Distribution  Date, after giving effect  to all  deposits,  withdrawals  and  distributions  on  such
            Distribution Date                                                                   $0.00

      (3)   The Pool  Factor for the  Distribution  Date (which  represents  the ratio of the Class A Invested Amount, as of such Distribution  Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date,  t0.000000ass A Initial Invested Amount).
            The  amount of a Class A  Certificateholder's  pro rata share of the
            Class  A  Invested  Amount  can be  determined  by  multiplying  the original denomination of the Class A Certificateholder's Certificate
            by the Pool Factor                                                               0.000000

D)    Class B Invested Amount

      (1)   The Class B Initial Invested Amount                                        $47,250,000.00

      (2)   The Class B Invested Amount on the  Distribution  Date, after giving effect  to all  deposits,  withdrawals  and  distributions  on  such
            Distribution Date                                                          $47,250,000.00

      (3)   The Pool  Factor for the  Distribution  Date (which  represents  the ratio of the Class B Invested Amount, as of such Distribution  Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date,  t1.000000ass B Initial Invested Amount).
            The  amount of a Class B  Certificateholder's  pro rata share of the
            Class  B  Invested  Amount  can be  determined  by  multiplying  the original denomination of the Class B Certificateholder's Certificate
            by the Pool Factor                                                               1.000000

E)    Collateral Invested Amount

      (1)   The Collateral Initial Invested Amount                                     $42,000,000.00

      (2)   The  Collateral  Invested  Amount on the  Distribution  Date,  after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                          $42,000,000.00

      (3)   The  Collateral  Invested  Amount as a  percentage  of the  Invested
            Amount on such Distribution Date                                                    40.00%

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       January 18, 2005 Distribution Date

                        ---------------------------------

F)    Class D Invested Amount

      (1)   The Class D Initial Invested Amount $15,750,000.00

      (2)   The Class D Invested Amount on the  Distribution  Date, after giving effect  to all  deposits,  withdrawals  and  distributions  on  such
            Distribution Date                                                                      --

      (3)   The Class D Invested  Amount as a percentage of the Invested  Amount
            on such Distribution Date                                                           15.00%

G)    Receivables Balances

      (1)   The aggregate  amount of Principal  Receivables  in the Trust at the close  of  business  on the last  day of the  immediately  preceding
            Monthly Period                                                             $4,558,728,709

      (2)   The aggregate  amount of Finance Charge  Receivables in the Trust at the close of business on the last day of the  immediately  preceding
            Monthly Period                                                               $238,925,516

H)    Annualized Percentages

      (1)   The Gross Yield (Available Finance Charge Collections for the Series
            2000-1  Certificates  for the preceding  Monthly  Period  (excluding payments received from Interest Rate Protection  Agreements) divided by the Invested  Amount of the Series 2000-1  Certificates as of the
            last day of the next  preceding  Monthly  Period,  multiplied by 366 divided by number of days in the calendar month.) Effective November
            2002 monthly period.                                                                10.88%

      (2)   The Net Loss  Rate  (the  Series  2000-1  Defaulted  Amount  for the
            preceding  Monthly  Period  divided  by the  Invested  Amount of the
            Series 2000-1  Certificates as of the last day of the next preceding
            Monthly Period, multiplied by 12)                                                    2.13%

      (3)   The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the
            Series 2000-1 Certificates for the preceding Monthly Period)                         8.75%

      (4)   The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed  Servicing  Fee Rate of 2% per  annum) for the  preceding
            Monthly  Period  with  respect  to the  related  Distribution  Date, divided by the Invested Amount of the Series 2000-1  Certificates as
            of the last day of the next preceding Monthly Period,  multiplied by
            12)                                                                                  7.19%

      (5)   The Net  Spread  (the  Portfolio  Yield  minus the Base Rate for the
            Series 2000-1 Certificates for the preceding Monthly Period)                         1.56%

      (6)   The Monthly Payment Rate  (Collections of Principal  Receivables and
            Finance Charge  Receivables  with respect to all  Receivables in the
            Trust for the  preceding  Monthly  Period  divided  by the amount of
            Receivables  in the  Trust as of the last day of the next  preceding
            Monthly Period)                                                                     10.15%

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       January 18, 2005 Distribution Date

                        ---------------------------------

I)    Series 2000-1 Information for the Last Three Distribution Dates

      1)    Gross Yield

            a)        01/18/05                 10.88%
            b)        12/15/04                 23.87%
            c)        11/15/04                 13.00%

      2)    Net Loss Rate

            a)        01/18/05                  2.13%
            b)        12/15/04                  2.62%
            c)        11/15/04                  2.86%

      3)    Net Spread (Portfolio Yield Minus Base Rate)

            a)        01/18/05                  1.56%
            b)        12/15/04                 14.01%
            c)        11/15/04                  2.75%

            Three Month Average                 6.11%

      4)    Monthly Payment Rate

            a)        01/18/05                 10.15%
            b)        12/15/04                  9.59%
            c)        11/15/04                 10.37%

                                  CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                                  By:
                                     ---------------------------------------
                                  Name:   Patricia Garvey
                                  Title:  Vice President

                                MONTHLY STATEMENT
                  ---------------------------------------------

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-2

                  ---------------------------------------------

      Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the Distribution Date occurring on January 18, 2005 and with respect to the performance of the Trust during the month of December is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)    Information  Regarding  the Current  Monthly  Distribution  for the Series
      2000-2 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

      (1)   The  total  amount  distributed  to Class A  Certificateholders  per
            $1,000 original certificate principal amount                                    $2.429583

      (2)   The  amount  set  forth  in  A(1)  above   distributed  to  Class  A
            Certificateholders  with  respect to  interest  per $1,000  original
            certificate principal amount                                                    $2.429583

      (3)   The  amount  set  forth  in  A(1)  above   distributed  to  Class  A
            Certificateholders  with  respect to principal  per $1,000  original
            certificate principal amount                                                    $0.000000

      (4)   The  total  amount  distributed  to Class B  Certificateholders  per
            $1,000 original certificate principal amount                                    $2.750694

      (5)   The  amount  set  forth  in  A(4)  above   distributed  to  Class  B
            Certificateholders  with  respect to  interest  per $1,000  original
            certificate principal amount                                                    $2.750694

      (6)   The  amount  set  forth  in  A(4)  above   distributed  to  Class  B
            Certificateholders  with  respect to principal  per $1,000  original
            certificate principal amount                                                    $0.000000

B)    Information Regarding the Performance of the Trust

      (1)   Allocation  of   Receivables   Collections   to  the  Series  2000-2
            Certificates

            (a)   The aggregate amount of Finance Charge  Receivables  collected
                  during  the   Monthly   Period   immediately   preceding   the
                  Distribution Date                                                    $60,731,959.67

                        ---------------------------------

                         Series 2000-2 Monthly Statement
                       January 18, 2005 Distribution Date

                        ---------------------------------

            (b)   The aggregate amount of Interchange collected and allocated to the Trust for the Monthly  Period  immediately  preceding  the
                  Distribution Date                                                     $6,420,045.44

            (c)   The aggregate amount of Principal Receivables collected during
                  the Monthly Period immediately preceding the Distribution Date      $419,809,471.38

            (d)   The Floating Allocation  Percentage with respect to the Series
                  2000-2   Certificates  for  the  Monthly  Period   immediately
                  preceding the Distribution Date                                            9.099029%

            (e)   The Principal Allocation Percentage with respect to the Series
                  2000-2   Certificates  for  the  Monthly  Period   immediately
                  preceding the Distribution Date                                           12.685391%

            (f)   The Finance Charge  Receivables and Interchange  collected and allocated to the Series  2000-2  Certificates  for the Monthly
                  Period immediately preceding the Distribution Date                    $6,110,180.19

            (g)   The  Principal  Receivables  collected  and  allocated  to the
                  Series 2000-2  Certificates for the Monthly Period immediately
                  preceding the Distribution Date                                      $53,254,474.09

      (2)   Available  Finance  Charge  Collections  and  Reallocated  Principal
            Collections for Series 2000-2 for the Monthly Period immediately preceding the Distribution Date.

            (a)   The Finance Charge  Receivables and Interchange  collected and
                  allocated to the Series 2000-2 Certificates                           $6,110,180.19

            (b)   Collection  Account and  Special  Funding  Account  investment
                  earnings allocated to the Series 2000-2 Certificates                          $0.00

            (c)   Principal Funding Account Investment Proceeds                           $281,008.39

            (d)   Class A Reserve Draw Amount                                                   $0.00

            (e)   Class B Reserve Draw Amount                                                   $0.00

            (f)   Additional  Finance Charges from other Series allocated to the
                  Series 2000-2 Certificates                                                    $0.00

            (g)   Payments,  if any,  on  deposit as of the  Determination  Date
                  received from any Interest Rate Protection Agreements                         $0.00

            (h)   Reallocated Class D Principal Collections                                     $0.00

            (i)   Reallocated Collateral Principal Collections                                  $0.00

                        ---------------------------------

                         Series 2000-2 Monthly Statement
                       January 18, 2005 Distribution Date

                        ---------------------------------

            (j)   Reallocated Class B Principal Collections                                     $0.00

            (k)   Total  Available  Finance Charge  Collections  and Reallocated
                  Principal  Collections  for Series  2000-2 (total of (a), (b),
                  (c), (d), (e), (f), (g), (h), (i) and (j) above)                      $6,391,188.58

      (3)   Available  Principal  Collections  for Series 2000-2 for the Monthly
            Period immediately preceding the Distribution Date

            (a)   The  Principal  Receivables  collected  and  allocated  to the
                  Series 2000-2 Certificates                                           $53,254,474.09

            (b)   Shared  Principal  Collections  from other Series allocated to
                  the Series 2000-2 Certificates                                                $0.00

            (c)   Additional  amounts  to  be  treated  as  Available  Principal
                  Collections pursuant to the Series Supplement                         $2,556,207.23

            (d)   Reallocated Class D Principal Collections                                     $0.00

            (e)   Reallocated Collateral Principal Collections                                  $0.00

            (f)   Reallocated Class B Principal Collections                                     $0.00

            (g)   Available  Principal  Collections  for Series 2000-2 (total of
                  (a), (b) and (c) minus (d), (e) and (f) above)                       $55,810,681.32

      (4)   Delinquent Balances in the Trust

            The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

            (a)    31-60 days                                                             $88,021,964
            (b)    61-90 days                                                              69,070,820
            (c)    91 or more days                                                        131,420,129
                                                                                          -----------
            (d)    Total Delinquencies                                                   $288,512,913

      (5)   Defaulted Amount

            (a)   The aggregate amount of Defaulted  Receivables with respect to the Trust for the Monthly  Period  immediately  preceding  the
                  Distribution Date                                                    $33,982,671.99

            (b)   The aggregate  Amount of  Recoveries of Defaulted  Receivables processed during the Monthly Period immediately  preceding the
                  Distribution Date                                                     $5,889,483.98

            (c)   The  Defaulted  Amount  for  the  Monthly  Period  immediately preceding the Distribution  Date [Defaulted  Receivables minus
                  Recoveries]                                                          $28,093,188.01

                        ---------------------------------

                         Series 2000-2 Monthly Statement
                       January 18, 2005 Distribution Date

                        ---------------------------------

            (d)   The  Defaulted  Amount  for  the  Monthly  Period  immediately preceding the Distribution Date allocable to the Series 2000-2
                  Certificates (the "Series 2000-2 Defaulted Amount")                   $2,556,207.23

            (e)   The Class A Defaulted  Amount [Series 2000-2  Defaulted Amount
                  multiplied by the Class A Percentage]                                 $1,763,172.45

            (f)   The Class B Defaulted  Amount [Series 2000-2  Defaulted Amount
                  multiplied by the Class B Percentage]                                   $365,116.17

      (6)   Class A Charge-Offs

            (a)   The excess,  if any, of the Class A Defaulted  Amount over the sum of (i) Available  Finance  Charge  Collections  applied to such Class A  Defaulted  Amount,  (ii)  Reallocated  Principal
                  Collections  applied to such Class A Defaulted  Amount,  (iii)
                  the  amount  by which  the Class D  invested  Amount  has been reduced in respect of such Class A Defaulted Amount,  (iv) the amount  by  which  the  Collateral  Invested  Amount  has been reduced in respect  of such Class A  Defaulted  Amount and (v)
                  the  amount  by which  the Class B  Invested  Amount  has been reduced in respect of such Class A Defaulted Amount (a"Class A
                  Charge-Off")                                                                  $0.00

            (b)   The  amount of the Class A  Charge-Off  set forth in item 6(a)
                  above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each
                  Class A Certificateholder's investment)                                   $0.000000

            (c)   The  total  amount  reimbursed  on the  Distribution  Date  in
                  respect of Class A Charge-Offs for prior Distribution Dates                   $0.00

            (d)   The amount  set forth in item 6(c)  above per $1,000  original certificate  principal  amount  (which will have the effect of
                  increasing,   pro   rata,   the   amount   of  each   Class  A
                  Certificateholder's investment)                                           $0.000000

            (e)   The amount, if any, by which the outstanding principal balance of the  Class A  Certificates  exceeds  the  Class A  Invested
                  Amount  if any,  as of the  Distribution  Date,  after  giving effect to all deposits,  withdrawals and distributions on such
                  Distribution Date                                                             $0.00

                        ---------------------------------

                         Series 2000-2 Monthly Statement
                       January 18, 2005 Distribution Date

                        ---------------------------------

      (7)   Class B Charge-Offs

            (a)   The excess,  if any, of the Class B Defaulted  Amount over the sum of (i) Available  Finance  Charge  Collections  applied to such  Class  B  Defaulted  Amount,  (ii)  Reallocated  Class D
                  Principal  Collections  applied  to  such  Class  B  Defaulted
                  Amount,  (iii) Reallocated  Collateral  Principal  Collections
                  applied to such Class B Defaulted  Amount,  (iv) the amount by which the Class D Invested  Amount has been reduced in respect of such Class B  Defaulted  Amount and (v) the amount by which the Collateral  Invested Amount has been reduced in respect of
                  such Class B Defaulted Amount                                                 $0.00

            (b)   The  amount  by which  the Class B  Invested  Amount  has been reduced on the  Distribution  Date in  respect of  Reallocated
                  Class B Principal Collections                                                 $0.00

            (c)   The  amount  by which  the Class B  Invested  Amount  has been reduced  on the  Distribution  Date in  respect  of item  6(a)
                  (together with item 7(a), "Class B Charge-Offs")                              $0.00

            (d)   The total amount by which the Class B Invested Amount has been reduced on the  Distribution  Date as set forth in items 7(a),
                  (b) and (c)                                                                   $0.00

            (e)   The amount  set forth in item 7(d)  above per $1,000  original certificate  principal  amount  (which will have the effect of
                  reducing,   pro   rata,   the   amount   of   each   Class   B
                  Certificateholder's investment)                                           $0.000000

            (f)   The  total  amount  reimbursed  on the  Distribution  Date  in respect of reductions in the Class B Invested  Amount on prior
                  Distribution Dates                                                            $0.00

            (g)   The amount  set forth in item 7(f)  above per $1,000  original certificate  principal  amount  (which will have the effect of
                  increasing,   pro   rata,   the   amount   of  each   Class  B
                  Certificateholder's investment)                                           $0.000000

            (h)   The amount, if any, by which the outstanding principal balance of the  Class B  Certificates  exceeds  the  Class B  Invested
                  Amount  if any,  as of the  Distribution  Date,  after  giving effect to all deposits,  withdrawals and distributions on such
                  Distribution Date                                                             $0.00

      (8)   Reductions in the Collateral Interest

            (a)   The excess,  if any, of the Collateral  Defaulted  Amount over the sum of (i) Available Finance Charge Collections applied to such Collateral  Defaulted  Amount,  (ii) Reallocated  Class D
                  Principal  Collections  applied to such  Collateral  Defaulted
                  Amount  and  (iii) the  amount  by which the Class D  Invested
                  Amount  has  been  reduced  in  respect  of  such   Collateral
                  Defaulted Amount                                                              $0.00

            (b)   The amount by which the  Collateral  Invested  Amount has been reduced on the  Distribution  Date in  respect of  Reallocated
                  Collateral Principal Collections                                              $0.00

                        ---------------------------------

                         Series 2000-2 Monthly Statement
                       January 18, 2005 Distribution Date

                        ---------------------------------

            (c)   The amount by which the  Collateral  Invested  Amount has been reduced on the Distribution  Date in respect of items 6(a) and
                  7(a) above                                                                    $0.00

            (d)   The total amount by which the Collateral  Invested  Amount has been  reduced on the  Distribution  Date as set forth in items
                  8(a), (b) and (c)                                                             $0.00

            (e)   The  total  amount  reimbursed  on the  Distribution  Date  in respect of reductions  in the  Collateral  Invested  Amount on
                  prior Distribution Dates                                                      $0.00

            (f)   The amount, if any, by which the outstanding principal balance of the Collateral  Interest  exceeds the  Collateral  Invested
                  Amount,  if any, as of the  Distribution  Date,  after  giving effect to all deposits,  withdrawals and  distributions on the
                  Distribution Date                                                             $0.00

      (9)   Reductions in the Class D Interest

            (a)   The  excess,  if any,  of the Class D  Defaulted  Amount  over
                  Available Finance Charge  Collections  applied to such Class D
                  Defaulted Amount                                                              $0.00

            (b)   The  amount  by which  the Class D  Invested  Amount  has been reduced on the  Distribution  Date in  respect of  Reallocated
                  Principal Collections                                                         $0.00

            (c)   The  amount  by which  the Class D  Invested  Amount  has been reduced on the  Distribution  Date in  respect of items  6(a),
                  7(a) and 8 (a) above                                                          $0.00

            (d)   The total amount by which the Class D Invested Amount has been reduced on the  Distribution  Date as set forth in items 9(a),
                  (b) and (c)                                                                   $0.00

            (e)   The  total  amount  reimbursed  on the  Distribution  Date  in respect of reductions in the Class D Invested  Amount on prior
                  Distribution Dates                                                            $0.00

            (f)   The amount, if any, by which the outstanding principal balance of the Class D Interest  exceeds the Class D Invested  Amount, if any, as of the  Distribution  Date,  after giving effect to
                  all   deposits,   withdrawals   and   distributions   on   the
                  Distribution Date                                                             $0.00

      (10)  Investor Monthly Servicing Fee

            (a)   The amount of the Series 2000-2 Monthly  Servicing Fee payable
                  to the Servicer on the Distribution Date                                $605,447.50

                        ---------------------------------

                         Series 2000-2 Monthly Statement
                       January 18, 2005 Distribution Date

                        ---------------------------------

      (11)  Class A Monthly Interest

            (a)   Class A Monthly Interest payable on the Distribution Date             $1,093,312.50

      (12)  Class B Monthly Interest

            (a)   Class B Monthly Interest payable on the Distribution Date               $163,116.18

      (13)  Principal Funding Account Amount

            (a)   The amount on deposit in the Principal  Funding Account on the
                  Distribution  Date,  after  giving  effect  to  all  deposits,
                  withdrawals and distributions on such Distribution Date             $204,545,000.00

            (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2004 (The initial funding date for the Principal
                  Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

      (14)  Deficit Controlled Accumulation Amount

            The  Deficit  Controlled  Accumulation  Amount for the  Distribution
            Date,   after  giving  effect  to  all  deposits,   withdrawals  and
            distributions on such Distribution Date                                             $0.00

      (15)  Class A Reserve Account

            (a)   The amount on  deposit  in the Class A Reserve  Account on the
                  Distribution  Date,  after  giving  effect  to  all  deposits, withdrawals and  distributions on such  Distribution  Date and
                  the related Transfer Date                                             $2,250,000.00

            (b)   The Class A Required Reserve Account Amount                           $2,250,000.00

      (16)  Class B Reserve Account

            (a)   The amount on  deposit  in the Class B Reserve  Account on the
                  Distribution  Date,  after  giving  effect  to  all  deposits, withdrawals and  distributions on such  Distribution  Date and
                  the related Transfer Date                                                     $0.00

            (b)   The Class B Required Reserve Account Amount                                   $0.00

C)    Class A Invested Amount

      (1)   The Class A Initial Invested Amount                                       $450,000,000.00

                        ---------------------------------

                         Series 2000-2 Monthly Statement
                       January 18, 2005 Distribution Date

                        ---------------------------------

      (2)   The Class A Invested Amount on the  Distribution  Date, after giving effect  to all  deposits,  withdrawals  and  distributions  on  such
            Distribution Date                                                         $450,000,000.00

      (3)   The Pool  Factor for the  Distribution  Date (which  represents  the ratio of the Class A Invested Amount, as of such Distribution  Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution  Date, to the Class A Initial Invested Amount).
            The  amount of a Class A  Certificateholder's  pro rata share of the
            Class  A  Invested  Amount  can be  determined  by  multiplying  the original denomination of the Class A Certificateholder's Certificate
            by the Pool Factor                                                               1.000000

D) Class B Invested Amount

      (1)   The Class B Initial Invested Amount                                        $59,300,000.00

      (2)   The Class B Invested Amount on the  Distribution  Date, after giving effect  to all  deposits,  withdrawals  and  distributions  on  such
            Distribution Date                                                          $59,300,000.00

      (3)   The Pool  Factor for the  Distribution  Date (which  represents  the ratio of the Class B Invested Amount, as of such Distribution  Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution  Date, to the Class B Initial Invested Amount).
            The  amount of a Class B  Certificateholder's  pro rata share of the
            Class  B  Invested  Amount  can be  determined  by  multiplying  the original denomination of the Class B Certificateholder's Certificate
            by the Pool Factor.                                                              1.000000

E)    Collateral Invested Amount

      (1)   The Collateral Initial Invested Amount                                     $49,200,000.00

      (2)   The  Collateral  Invested  Amount on the  Distribution  Date,  after giving effect to all deposits, withdrawals and distributions on such
            Distribution Date                                                          $49,200,000.00

      (3)   The  Collateral  Invested  Amount as a  percentage  of the  Invested
            Amount on such Distribution Date                                                     8.50%

F)    Class D Invested Amount

      (1)   The Class D Initial Invested Amount                                        $20,300,000.00

      (2)   The Class D Invested Amount on the  Distribution  Date, after giving effect  to all  deposits,  withdrawals  and  distributions  on  such
            Distribution Date                                                          $20,300,000.00

      (3)   The Class D Invested  Amount as a percentage of the Invested  Amount
            on such Distribution Date                                                            3.51%

                        ---------------------------------

                         Series 2000-2 Monthly Statement
                       January 18, 2005 Distribution Date

                        ---------------------------------

G)    Receivables Balances

      (1)   The aggregate  amount of Principal  Receivables  in the Trust at the close  of  business  on the last  day of the  immediately  preceding
            Monthly Period                                                             $4,558,728,709

      (2)   The aggregate  amount of Finance Charge  Receivables in the Trust at the close of business on the last day of the  immediately  preceding
            Monthly Period                                                               $238,925,516

H)    Annualized Percentages

      (1)   The Gross Yield (Available Finance Charge Collections for the Series
            2000-2  Certificates  for the preceding  Monthly  Period  (excluding payments received from Interest Rate Protection  Agreements) divided by the Invested  Amount of the Series 2000-2  Certificates as of the
            last day of the next  preceding  Monthly  Period,  multiplied by 366 divided  by the  number  of days in the  calendar  month)  Effective
            November 2002 monthly period.                                                       13.04%

      (2)   The Net Loss  Rate  (the  Series  2000-2  Defaulted  Amount  for the
            preceding  Monthly  Period  divided  by the  Invested  Amount of the
            Series 2000-2  Certificates as of the last day of the next preceding
            Monthly Period, multiplied by 12)                                                    5.30%

      (3)   The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the
            Series 2000-2 Certificates for the preceding Monthly Period)                         7.74%

      (4)   The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed  Servicing  Fee Rate of 2% per  annum) for the  preceding
            Monthly  Period  with  respect  to the  related  Distribution  Date, divided by the Invested Amount of the Series 2000-2  Certificates as
            of the last  day of the next  preceding  Monthly  multiplied  by 12)                 4.72%

      (5)   The Net  Spread  (the  Portfolio  Yield  minus the Base Rate for the
            Series 2000-2 Certificates for the preceding Monthly Period)                         3.02%

      (6)   The Monthly Payment Rate  (Collections of Principal  Receivables and
            Finance Charge  Receivables  with respect to all  Receivables in the
            Trust for the  preceding  Monthly  Period  divided  by the amount of
            Receivables  in the  Trust as of the last day of the next  preceding
            Monthly Period)                                                                     10.15%

                        ---------------------------------

                         Series 2000-2 Monthly Statement
                       January 18, 2005 Distribution Date

                        ---------------------------------

I)    Series 2000-2 Information for the Last Three Distribution Dates

      1)    Gross Yield

            a)        01/18/05                 13.04%
            b)        12/15/04                 13.60%
            c)        11/15/04                 15.89%

      2)    Net Loss Rate

            a)        01/18/05                  5.30%
            b)        12/15/04                  5.47%
            c)        11/15/04                  5.27%

      3)    Net Spread (Portfolio Yield Minus Base Rate)

            a)        01/18/05                  3.02%
            b)        12/15/04                  3.85%
            c)        11/15/04                  6.33%

            Three Month Average                 4.40%

      4)    Monthly Payment Rate

            a)        01/18/05                 10.15%
            b)        12/15/04                  9.59%
            c)        11/15/04                 10.37%

                                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                                By:
                                   ---------------------------------------
                                Name:  Patricia Garvey
                                Title: Vice President